SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 2004


                                    Citicorp

               (Exact name of registrant as specified in charter)



     Delaware                       1-5738                   06-1515595
-------------------------        ------------           ----------------------
(State or other juris-           (Commission               (IRS Employer
diction of incorporation)        File Number)           Identification Number)




        399 Park Avenue, New York, New York                    10043
     -----------------------------------------               ----------
      (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (212) 559-1000
       ------------------------------------------------------------------


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  -------------


Results of Operations
(Unaudited)


This report summarizes the results of operations of Citicorp and its subsidiaries for the three- and twelve-month periods ended December 31, 2003 and December 31, 2002. Citigroup Inc., the ultimate parent company of Citicorp, filed a Current Report on Form 8-K dated January 20, 2004. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENT OF INCOME        CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)

                                           Fourth Quarter         Twelve Months
                                        -------------------  -------------------
                                           2003     2002         2003     2002
                                        -------------------  -------------------

INTEREST REVENUE
Loans, including Fees                    $10,197  $ 9,501      $37,969  $37,759
Deposits with Banks                          108      256          819    1,008
Federal Funds Sold and Securities
  Purchased Under Agreements to Resell        84      125          322      431
Investments, including Dividends           1,150    1,128        4,760    4,735
Trading Account Assets                       389      348        1,485    1,624
Loans Held-For-Sale                          146      292          919    1,138
                                        -------------------  -------------------
                                          12,074   11,650       46,274   46,695
                                        -------------------  -------------------

INTEREST EXPENSE
Deposits                                   1,707    1,906        7,151    8,797
Trading Account Liabilities                   16       12           62       55
Purchased Funds and Other Borrowings         388      521        1,624    2,470
Long-Term Debt                               922      873        3,637    3,757
                                        -------------------  -------------------
                                           3,033    3,312       12,474   15,079
                                        -------------------  -------------------

NET INTEREST REVENUE                       9,041    8,338       33,800   31,616
                                        -------------------  -------------------

POLICYHOLDER BENEFITS AND CLAIMS             136      129          545      546
PROVISION FOR CREDIT LOSSES                2,195    2,691        8,045    9,995
                                        -------------------  -------------------
  TOTAL BENEFITS, CLAIMS, AND              2,331    2,820        8,590   10,541
   CREDIT LOSSES                        -------------------  -------------------

NET INTEREST REVENUE AFTER
  BENEFITS, CLAIMS, AND CREDIT LOSSES      6,710    5,518       25,210   21,075
                                        -------------------  -------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                       3,453    2,548       12,048   10,812
Foreign Exchange                             918      562        3,530    2,168
Trading Account                             (325)      74         (546)   1,763
Investment Transactions                      (66)    (158)         254     (373)
Other Revenue                              1,500    1,784        6,090    5,336
                                        -------------------  -------------------
                                           5,480    4,810       21,376   19,706
                                        -------------------  -------------------

OPERATING EXPENSE
Salaries                                   2,723    2,193       10,500    8,936
Employee Benefits                            587      542        2,301    1,969
                                        -------------------  -------------------
  Total Employee - Related Expenses        3,310    2,735       12,801   10,905
Net Premises and Equipment                   974      858        3,646    3,240
Restructuring-Related Items                  (21)      20          (45)      (6)
Other Expense                              2,861    3,449       10,538   10,476
                                        -------------------  -------------------
                                           7,124    7,062       26,940   24,615
                                        -------------------  -------------------

INCOME BEFORE INCOME TAXES
  AND MINORITY INTEREST                     5,066   3,266       19,646   16,166

INCOME TAXES                                1,488   1,000        5,827    5,345
MINORITY INTEREST, NET OF INCOME TAXES         39      34          278      112
                                        -------------------  -------------------
NET INCOME                                $ 3,539  $2,232     $ 13,541  $10,709
                                        ===================  ===================

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                CITICORP
                                                (Registrant)

                                          By:   /s/ William P. Hannon
                                                ---------------------
                                                    William P. Hannon
                                                    Controller


Dated:  January 22, 2004